UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

Nxu, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41509	92-2819012
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1828 N. Higley Rd. Ste 116, Mesa, AZ 85205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 309-5425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NXU	NASDAQ

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Certificate of Incorporation and Bylaws of Nxu, Inc. (the “Company”), on June 20, 2023, the Board of Directors (the “Board”) of the Company elected Jessica Billingsley as an independent director. Ms. Billingsley will also serve on the Company’s Audit Committee. Ms. Billingsley’s election will be effective on July 1, 2023, and she will serve until she runs for re-election at the Company’s 2024 annual meeting of stockholders or until her earlier resignation, removal, or death.

In connection with her appointment to the Board, Ms. Billingsley entered into an agreement with the Company, which provides that Ms. Billingsley will receive compensation in the form of $35,000 of restricted stock units of the Company per quarter pursuant to the Nxu, Inc. 2023 Omnibus Incentive Plan and a quarterly cash stipend of $15,000.

There are no arrangements or understandings between Ms. Billingsley and any other person pursuant to which she was selected to serve on the Board. There are also no transactions or relationships between Ms. Billingsley and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Billingsley co-founded Akerna Corp. (Nasdaq: KERN) in 2010. She currently serves as Chair of its Board of Directors and served as its President and Chief Executive Officer from 2010 to 2022. In addition, Ms. Billingsley founded Zoco, LLC in 2001 and served as its Chief Executive Officer from 2001 to 2010. Ms. Billingsley also serves as a director on several for-profit boards in addition to Akerna Corp., including yWhales, LLC, Nodalblock Canada Holding Company dba Oaro, Bhang Inc, and Site Engineering, Inc. Ms. Billingsley graduated from the University of Georgia with a degree in Computer Science.

Item 7.01. Regulation FD Disclosure.

On June 22, 2023, the Company issued a press release regarding the election of Ms. Billingsley, a copy of which is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated June 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nxu, Inc.

	By:	/s/ Mark Hanchett
Name: Mark Hanchett
Title: Chief Executive Officer

Dated: June 22, 2023